EXHIBIT 99.2

TG Venture Acquisition Corp. Files Presentation About its Pending Business Combination

with The Flexi Group, One of APAC’s Largest Operators of Flexible Workspaces

New York, NY, April 3, 2023 –TG Venture Acquisition Corp. (Nasdaq: TGVC) (“TGVC”), a special purpose acquisition company sponsored by Tsangs Group, has filed with the U.S. Securities and Exchange Commission (the “SEC”), as an exhibit to a Current Report on Form 8-K, an investor presentation that relates to its pending business combination transaction with The Flexi Group Limited (“The Flexi Group”), one of the largest flexible workspace operators in Asia, pursuant to the Business Combination Agreement by and among TGVC, The Flexi Group, and the other parties thereto (the “Business Combination Agreement”) announced on December 5, 2022.

The Flexi Group Holdings Ltd (“PubCo”), a wholly owned subsidiary of The Flexi Group that will be the successor entity of The Flexi Group, has also filed the investor presentation with the SEC. The presentation can be accessed on The Flexi Group’s website at https://www.theflexigroup.com/, TGVC’s website at https://tgventureacquisition.com, and the SEC’s website at www.sec.gov. Neither the information contained on The Flexi Group’s website nor TGVC’s website is intended to be incorporated by reference into this press release, the Current Report on Form 8-K or any other document filed with or furnished to the SEC by TGVC.

TGVC further announced that it has engaged ThinkEquity LLC to act as an independent financial advisor to TGVC in connection with TGVC’s proposed initial business combination. The transaction is expected to be completed in the second quarter of 2023, subject to other customary closing conditions. After closing, the combined company’s ordinary shares are expected to trade on the Nasdaq Stock Market LLC under ticker symbol FLXG. Full details of the transaction can be found in the Registration Statement on Form F-4 filed by PubCo with the SEC on February 13, 2023 (including any amendments thereto, the “Registration Statement”).

Unified in 2022 following the consolidation of three leading brands in the co-working space, The Flexi Group has 25 years of combined experience designing, building and operating flexible workspaces in Asia and Australia. It is one of the region’s largest flexible workspace operators with 45 locations in 12 cities and nine countries including Australia, Singapore, Malaysia, Hong Kong, Thailand, Philippines, Taiwan, Vietnam and Japan.

Unlike other flexible workspace operators, The Flexi Group pursues an asset-light approach by partnering with landlords on joint ventures instead of leasing office space and taking on potentially significant financial obligations under rental agreements. By partnering with The Flexi Group, landlords can offer increased flexibility to tenants as well as increase building tenant engagement by offering such tenants access to workshops, lectures and social gatherings that are specifically tailored to them.

The Flexi Group’s multi-brand strategy creates the opportunity to partner with landlords across a variety of asset types and classes with differentiated pricing, building, location, and office size preferences.

Following the business combination, The Flexi Group will explore a consolidation strategy in several jurisdictions, including APAC, North America, the Middle East and Europe.

Transaction Overview

The Business Combination Agreement reflects an implied pro forma enterprise value of $205 million. Marshall & Stevens Transaction Advisory Services LLC rendered an independent fairness opinion as to the fairness of the consideration from a financial point of view.

The transaction, which has been unanimously approved by the Boards of Directors of The Flexi Group and TGVC, is subject to approval by TGVC’s stockholders and The Flexi Group’s shareholders. Completion of the transaction is also subject to customary closing conditions, including that TGVC hold net tangible assets of at least $5,000,001 immediately prior to closing, net of redemptions and liabilities (including TGVC’s transaction expenses).

Additional information about the proposed transaction, including a copy of the Business Combination Agreement, is available in a Current Report on Form 8-K filed by TGVC with the SEC on December 6, 2022, and in the Registration Statement, each of which is available at the SEC’s website at www.sec.gov.

About TG Venture Acquisition Corp.

TG Venture Acquisition Corp. is a blank check company led by Chairman and Chief Executive Officer Patrick Tsang, along with CFO Philip Rettger and directors Michael Alexander, Komal Ahmed and Jason Cheng Yuen Ma. TGVC was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. TGVC focuses on industries where its management team and founders have experience and insights and can bring significant value to business combinations.

About Tsangs Group

Tsangs Group is an innovation-focused global family office that bridges East and West. Tsangs Group’s mission is to invest in global opportunities that allow it to exert positive influence and drive positive impact in Hong Kong, Asia and beyond. Headquartered in Hong Kong, Tsangs Group has direct investments across the world, and seeks out positive impact investments that reflect its values of innovation, sustainability, and togetherness. Tsangs Group’s strategy is opportunistic and both sector and location agnostic. From fintech to entertainment to space travel, Tsangs Group is always investigating, analyzing, and supporting the cutting edge of global innovation and development. For more information, please visit: www.tsangsgroup.co. The information contained on the Tsangs Group’s website is not intended to be incorporated by reference into this press release, the Current Report on Form 8-K, or any other document filed with or furnished to the SEC by TGVC.

Additional Information

This press release relates to a proposed transaction between The Flexi Group, TGVC, and PubCo. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any offer, sale or exchange of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, PubCo has filed the Registration Statement, which includes a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all stockholders of TGVC and all shareholders of The Flexi Group. PubCo and TGVC may also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and shareholders of The Flexi Group and TGVC are urged to read the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they contain and will contain important information about the proposed transaction.

Investors and shareholders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by PubCo or TGVC through the website maintained by the SEC at www.sec.gov.

The documents filed by TGVC with the SEC also may be obtained free of charge upon written request to TG Venture Acquisition Corp, 1390 Market Street, Suite 200, San Francisco, CA 94102 or via email at info@tgventureaquisition.com. The documents filed by PubCo with the SEC also may be obtained free of charge upon written request to The Flexi Group Holdings Ltd., Wisma UOA II, Penthouse 16-1 Level 16, No.6, Changkat Semantan, Bukit Damansara, 50490 Kuala Lumpur, Malaysia or via email at contact@theflexigroup.com.

Participants in the Solicitation

The Flexi Group, TGVC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TGVC’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers, and information regarding their interests in the business combination and their ownership of TGVC’s securities are, or will be, contained in TGVC’s filings with the SEC, and such information and names of The Flexi Group’s directors and executive officers is included in the Registration Statement.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of PubCo, TGVC, or The Flexi Group, nor shall there be any offer, solicitation, or sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts. These forward-looking statements include the statements regarding the expected timing for completion of the proposed transaction, the expectation that the combined company’s ordinary shares will trade on the Nasdaq Stock Market LLC and The Flexi Group’s intentions to explore a consolidation strategy. All forward-looking statements are based on TGVC’s and The Flexi Group’s current expectations and beliefs concerning future developments and their potential effects on TGVC, The Flexi Group, and PubCo. Forward-looking statements are based on various assumptions, whether or not identified in this press release, and are subject to risks and uncertainties. These forward-looking statements are not intended to serve as a guarantee of future performance.

Many factors could cause actual future events to differ materially from the forward-looking statement in this press release, including but not limited to: (i) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by TGVC’s shareholders and the satisfaction of the minimum trust account amount following any redemptions by TGVC’s public shareholders, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (iii) the effect of the announcement or pendency of the transaction on The Flexi Group’s business relationships, operating results and business generally, (iv) risks that the transaction disrupts current plans and operations of The Flexi Group, (v) the outcome of any legal proceedings that may be instituted against The Flexi Group or TGVC related to the Business Combination Agreement or the proposed transaction, (vi) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions, (vii) the risk that The Flexi Group and its current and future collaborators are unable to successfully develop and commercialize The Flexi Group’s products or services, or experience significant delays in doing so, (viii) the risk that The Flexi Group may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, and (ix) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations. The foregoing list of factors is not exhaustive.

You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement and proxy statement/prospectus discussed above and other documents filed or to be filed by TGVC and/or PubCo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and The Flexi Group, TGVC, and PubCo assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Contacts

TG Venture Acquisition Corp.

Tsangs Group

Azumi Ashley

Azumi.ashley@tsangsgroup.co

Kevin Lip

Kevin.lip@tsangsgroup.co